                         GREENWICH STREET SERIES FUND
                               on behalf of the
                       INTERMEDIATE HIGH GRADE PORTFOLIO
                                 (the "fund")

                        Supplement dated April 7, 2003
                      to Prospectus dated April 30, 2002

   The following information replaces the portfolio management information set forth under the section "Portfolio Managers" under "Investments, Risks and Performance."

   Effective immediately, Eugene J. Kirkwood is responsible for the day-to-day management of the fund's portfolio. Mr. Kirkwood is an investment officer of the manager and a director of Citigroup Global Markets Inc., an affiliate of the manager.



FD02731